CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
CONSOLIDATED BALANCE SHEETS
Accounts receivable trade, allowance	$ 32,733	$ 32,941
Advances to suppliers - current, allowance	5,702	5,705
Advances to suppliers - non-current, allowance	$ 15,224	$ 13,057
Common share, par value (in dollars per share)	$ 0	$ 0
Common shares, shares issued (in shares)	59,180,624	58,496,685
Common shares, shares outstanding (in shares)	59,180,624	58,496,685